ACCOUNTS RECEIVABLES	12 Months Ended
Dec. 31, 2012
ACCOUNTS RECEIVABLES
ACCOUNTS RECEIVABLES

4. ACCOUNTS RECEIVABLES

        Net accounts receivable consists of the following as of December 31, 2011 and 2012:

	December 31,
	2011	2012
Accounts receivable	42,340,033	41,045,413
Allowance for doubtful accounts
Beginning balance as of January 1	22,727	697,246
Reversal of allowance against profit and loss	—	(317)
Additional allowance during the year	673,414	33,596
Exchange effect	1,105	7,216

Less: ending balance of allowance for doubtful accounts	697,246	737,741

Accounts receivable, net	41,642,787	40,307,672

        As the Group generally does not have credit risk in movie theaters box office sales, allowance for doubtful accounts primarily relates to accounts receivable from film licensing revenues, advertising and talent agency services.